Munder Micro-Cap Equity Fund

Class A, B, C, K, R & Y Shares

Supplement Dated August 7, 2007

To Prospectus Dated October 31, 2006

Investors are advised that the second paragraph on page 1 of the Prospectus under the heading “Goal and Principal Investment Strategies-Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following:

Micro-capitalization companies are those companies with a market capitalization lower than the largest company in the bottom 75% (based on index weightings) of the Russell 2000 Index.

This change is not intended to alter the way in which the Fund is being managed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE